Fees Summary	Dec. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 101,150,490
Previously Paid Amount	0
Total Fee Amount	13,968.88
Total Offset Amount	0
Net Fee	$ 13,968.88